Exhibit 10.3

Dirks & Company, Inc.
520 Madison Avenue, 10th Floor
New York, New York 10022

Ladies and Gentlemen:

      In order to induce Dirks & Company, Inc. (the "Representative") and Log On America, Inc. (together with its predecessors, successors and assigns, the "Company") to enter into an underwriting agreement with respect to the public offering of securities issued by the Company, the undersigned hereby agrees that for a period of twelve (12) months following the effective date of the Company's Registration Statement relating to the underwritten public offering of securities by the Company (the "Lock-up Period"), he, she or it will not, without the prior written consent of the Representative and the Company, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (whether pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, as amended, or otherwise) any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

      In addition, the undersigned hereby waives, from the date hereof until the expiration of the Lock-up Period, any and all rights to request or demand the registration pursuant to the Securities Act of 1933, as amended, of any Securities of the Company which are registered in the name of or beneficially owned by the undersigned.

      In order to enable the aforesaid convenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned.

Dated: ___________________, 1999
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                                                  Signature

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                                                  ____________________________
                                                  Print Social Security Number
                                                  or Taxpayer I.D. Number